UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2006

NOVA BIOSOURCE FUELS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32531	91-2028450
(State or other	(Commission File	(I.R.S. Employer
Jurisdiction of incorporation)	Number)	Identification Number)

The Riviana Building, 2777 Allen Parkway, Suite 860, Houston, Texas 77019
(Address of Principal Executive Offices)

713-869-6682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements.  This report includes statements regarding the Company’s plans, goals, strategies, intent, beliefs or current expectations with respect to the proceeds of the private placement described below.  These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished.  These forward looking statements can be identified by the use of terms and phrases such as “plan,” “intend,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” etc.).  Although forward-looking statements in this report reflect the good faith judgment of management,  forward-looking  statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements, including without limitation the availability of appropriate financing on commercially acceptable terms, the receipt of applicable government permits and the favorable result of various property inspections.  Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.  The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 19, 2006, Nova Biosource Fuels, Inc. (the “Company”) entered into securities purchase agreements with certain institutional and individual accredited investors party thereto (the “Securities Purchase Agreements”) whereby the Company agreed to issue and sell units of securities consisting of approximately 24.4 million shares of its common stock, par value $0.001 per share, and warrants to purchase up to approximately 7.3 million additional shares of common stock for aggregate gross proceeds of approximately $47.0 million. The purchase price for the units to be sold pursuant to the Securities Purchase Agreements was $1.93 per unit and the warrants will have a five-year term and an exercise price of $2.72 per share.

In connection with the private placement, the Company agreed to pay to the placement agents a fee of approximately $3.1 million.  In addition, the Company agreed to issue to one of the placement agents warrants to purchase up to approximately 466,519 shares of common stock with a five-year term and an exercise price of $2.72 per share.

The Company agreed to sell the units to selected institutional and individual accredited investors.  The Company intends to use the net proceeds for working capital and for capital and operating expenditures in the pursuit of its business strategy to build and operate two to four biodiesel refineries with a production capacity of between 120 to 240 million gallons of biodiesel fuel per year.  The transaction is expected to close on December 21, 2006.

In connection with the Securities Purchase Agreements, the Company also agreed to enter into a registration rights agreement with each purchaser whereby it agreed to file a registration statement within 30 days of the closing date covering the resale of the shares of common stock acquired by the purchasers and also covering the resale of shares of common stock issuable upon exercise of the warrants.  The Company also agreed to have each registration statement declared effective within 90 to 120 days of the closing date, depending on whether such registration statement is reviewed by the staff of the Securities and Exchange Commission.  If the common stock and common stock underlying the warrants is not registered for resale within that time period, the Company will pay liquidated damages in an amount of 1.5% of the purchase price for the securities for each 30-day period until the filing or effectiveness of the registration statement, up to a maximum of 10% of such purchase price.  As a result of the issuance of securities pursuant to the Securities Purchase Agreements, the exercise price and number of shares obtainable pursuant to warrants issued to investors and the placement agent in connection with the July 2006 private placement of securities of the Company will be adjusted pursuant to the anti-dilution provisions described in such warrants based on a weighted-average difference between the purchase price of the securities issued pursuant to the Securities Purchase Agreements and the exercise price of such warrants.

Copies of the form of Securities Purchase Agreements, the form of registration rights agreement and the form of warrant are filed as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated by reference herein.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the transactions documents filed herewith.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosures regarding the sale of common stock and warrants to purchase common stock pursuant to the Securities Purchase Agreements reported in Item 1.01 of this report are incorporated by reference into this Item 3.02.  Such securities were issued in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 thereunder.

ITEM 7.01 REGULATION FD DISCLOSURE

On December 19, 2006, the Company issued a press release to announce that it had agreed to issue and sell securities in the private placement described in Item 1.01 of this report, a copy of which is furnished as Exhibit 99.4 to this report and incorporated by reference herein.

The information contained in Item 7.01 of this report and in Exhibit 99.4 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1                           Form of Securities Purchase Agreement.

99.2                           Form of Registration Rights Agreement.

99.3                           Form of Warrant.

99.4                           Press Release dated December 19, 2006.

2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVA BIOSOURCE FUELS, INC.

By:	/s/ J.D. McGraw
J.D. McGraw
President

Date:  December 19, 2006

EXHIBIT INDEX

99.1                           Form of Securities Purchase Agreement.

99.2                           Form of Registration Rights Agreement.

99.3                           Form of Warrant.

99.4                           Press Release dated December 19, 2006.